SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2000

Structured Products Corp. on behalf of

        TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
        TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
        TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
        TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
        TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
               TIERS TENS  Certificates  Trust LTR 1998-4
        TIERS  Corporate Bond-Backed Certificates Trust C 1998-6
        TIERS Corporate Bond-Backed Certificates Trust JC Penney 1999-1
  CorTS Trust for J.C. Penney Debentures, Corporate-Backed Trust Securities CorTS Trust for BellSouth Debentures, Corporate-Backed Trust Securities CorTS Trust for Xerox Capital Trust I, Corporate-Backed Trust Securities CorTS Trust for Southern Company Capital Trust I, Corporate-Backed Trust
                                   Securities
    CorTS Trust for Countrywide Capital I , Corporate Backed Trust Securities
      GINsK Principal-Protected Trust Certificates, Series Yen Bear 1999-1

(Exact name of registrant as specified in its charter)

        Delaware                    33-55860/     13-3692801
                                    33-357357
   (State or other jurisdiction    (Commission    (IRS Employer
   of incorporation or              File Number)  Identification
   organization)                                    Number)


390 Greenwich Street, New York, New York                         10013
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code (212) 783-6645.
   Room 33-130, 33rd Floor, Seven World Trade Center, New York, New York 10048
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          (Former name or former address, if changed since last report)




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

Item 1.     Changes in Control of Registrant.

            Not Applicable.
Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.
Item 3.     Bankruptcy or Receivership.

            Not Applicable.
Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.
Item 5.     Other Events.


Item 6.     Resignations of Registrant's Directors.

            Not Applicable.
Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits.
         Trustee's Report with respect to the September 1, 2000 Distribution Date for the CorTS Trust for JC Penney Debentures Certificates, Series 1999-1

                      No reports required for the other series listed.

            Not Applicable.



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

                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      By: __________________________________
                                      Name:   Timothy P. Beaulac
                                      Title:     President and Finance Officer
















September 1, 2000


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

EXHIBIT INDEX


Exhibit                                                                  Pages

1.   Trustee's Report in respect of the September 1, 2000 Distribution
     Date for the CorTS Trust for JC Penney Debentures Certificates,
     Series 1999-1                                                         5





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